Exhibit 10.2

VERIO

[Certain portions of this exhibit have been omitted pursuant to Rule 24b-2 and are subject to a confidential treatment request. Copies of this exhibit containing the omitted information have been filed separately with the Securities and Exchange Commission. The omitted portions of this document are marked with a ***.]

An NTTCommunications Company	Access Attachment

☐ NEW CUSTOMER	EXISTING CUSTOMER?
☒ UPGRADE	☐ ADD-ON	☐ DOWNGRADE	☐ RELOC	☐ RENEWAL
SERVICES ORDERED (see Attachments for detail)
☒ DED ACCESS	☐ MDG SERVICES	☐ COLO	☐ RAPID RO	☐ MODULAR	☐ POWER PKGS
ATTACHMENTS

☒ Access	☐ Colocation	☐ EMS	☐ Intellisecurity	☐ LoadBalancing	☐ MAS	☐ Mgd Storage
☐ Secure Entrance	☐ Server Config	☐ Smart Content	☐ Support Solution	☐ TPM ☐ VPN.CPE	☐ VPN.NET
☐ VPN.REMOTE	☐ IP Justification	☐ BGP Request	☐ Other

PAYMENT INFORMATION (please select from options below)
#1 ☒ CHECK
#2 ☐ PERSONAL/CORPORATE CREDIT CARD?		Credit Card Type?	☐ VISA	☐ Master Card	☐ Am EX
Card Holder Name		Credit Card#		Exp. Date
#3 ☐ EFT?	Bank Name & Address
Account #		Bank Routing #
INVOICE METHOD ☐ EMAIL	☒ USPS	TAX STATUS?		TAX ID # (IF EXEMPT)

COMPANY CONTACT INFORMATION
COMPANY NAME	Vital Stream	ARBOR #	I45016121
CONTACT NAME	Accounting - Pat Deane	ADDRESS	One Jenner, Suite 100
EMAIL	accounting@vitalstream.com	CITY	Irvine	STATE	CA
PHONE	949-743-2000	ZIP CODE	92618
FAX	949-678-0291	COUNTRY	USA
CUSTOMER BILLING CONTACT INFORMATION
Billing Contact	Accounting - Pat Deane	ADDRESS	One Jenner, Suite 100
EMAIL	accounting@vitalstream.com	CITY	Irvine	STATE	CA
PHONE	949-743-2000	ZIP CODE	92618
FAX	949-678-0291	COUNTRY	USA
CUSTOMER TECHNICAL CONTACT CUSTOMER INSTALL LOCATION
TECH CONTACT	Dave Williams	ADDRESS	See Notes
EMAIL	dwilliams@vitalstream.com	CITY		STATE
PHONE	949-743-2014	ZIP CODE		COUNTY
FAX		COUNTRY
Do you have multiple new install locations? ☒ Yes ☐ No		How many?	2

SERVICE TERM & TOTAL CHARGES
TERM COMMITMENT	OTHER (If "OTHER", specify: 15.5)			BILLING FREQUENCY		MONTHLY
TOTAL ONE TIME INSTALLATION / SETUP/ EQUIPMENT CHARGES					$ 0
TOTAL MONTHLY RECURRING CHARGES					$ ***
NTT/VERIO CONTACT INFORMATION
SALES REP	Farrah Kashef	BRANCH	Irvine	EMAIL	fkashef@verio.net	PHONE #	949-350-8540
Sales Engineer	Todd Bennett	BRANCH	Irvine	EMAIL	tbennett@verio.net	PHONE #	916-718-2043

Please review & sign the Service Order Form and the attached appropriate contract(s). The Service Order is not effective until the appropriate contract(s) has been signed by Customer and accepted by NTT/VERIO as provided in the contract(s). In the event of a conflict between the Service Order & the contract(s), the contract(s) shall govern.

Please fax signed Service Order & contract(s) to Verio at the following fax number:				949-266-9572
CUSTOMER SIGNATURE				DATE

VERIO

[Certain portions of this exhibit have been omitted pursuant to Rule 24b-2 and are subject to a confidential treatment request. Copies of this exhibit containing the omitted information have been filed separately with the Securities and Exchange Commission. The omitted portions of this document are marked with a ***.]

An NTTCommunications Company	Access Attachment

CUSTOMER NAME		Vital Stream			ARBOR #	45016121
TOTAL PRODUCTS & SERVICES, CPE & TELCO CHARGE DETAIL PRODUCT & SERVICES INFORMATION
PRODUCT ID	PLAN CODE	PRODUCT NAME	SETUP/NRC ($)	MRR ($)	EXCESS USAGE PER MB($) %Disc
BS_BURST	***	*** Mbps Burstable Internet Access at 707 Wilshire , Los Angeles (Isanca01)	$ 0.00	$	$
BS_BURST	***	*** Mbps Burstable Internet Access at 1200 W.7th, Los Angeles (Isanca16)	$ 0.00	$	$
BS_BURST	***	*** Mbps Burstable Internet Access at 1200 W.7th, Los Angeles (Isanca16)	$ 0.00	$	$
BS_BURST	***	*** Mbps Burstable Internet Access at 21711 Filigree Ct., Ashburn (asbnva01)	$ 0.00	$	$
			$	$	$
			$	$	$
			$	$	$
TOTAL SERVICE CHARGES			$	$
SOFTWARE & EQUIPMENT CHARGES & INFORMATION
PRODUCT ID	PLAN CODE	PRODUCT NAME	SETUP/NRC ($)		MRR ($)
			$		$
			$		$
			$		$
			$		$
TOTAL SOFTWARE & EQUIPMENT CHARGES			$		$
TELCO CHARGES & INFORMATION
TELCO CIRCUIT ORDERED BY		NTT/VERIO	TELCO VENDOR	Pacific Bell	POP ID
DEMARC LOCATION			ON SITE PHONE #
PRODUCT ID	PLAN CODE	PRODUCT NAME	SETUP/NRC ($)		MRR ($)
BS_CKT	***	*** Mbps Full Duplex Giga Ethernet (New primary circuit from their Irvine office to Isanca01)	$ 0.00		$
BS_CKT	***	*** Ethernet Ports in Isanca16 (one port already existing)	$ 0.00		$
BS_CKT	***	*** Mbps Ethernet Port charge in asbnva01	$ 0.00		$
			$		$
TOTAL TELCO CHARGES			$ 0		$
TOTAL CHARGE SUMMARY
			SETUP/NRC ($)		MRR ($)
TOTAL ONE-TIME & MONTHLY CHARGES					$$0.00
OTHER (IPs, BGP, E-RATE)
HOW MANY IP ADDRESSES REQUESTED?			use existing (If 8 or more, complete the IP Justification Form)
BGP REQUESTED?		(If yes, complete BGP Request Form)	E-RATE CUSTOMER?		E-RATE STATUS?
SPECIAL INSTRUCTIONS

This Service Order Form for upgraded Services supersedes Customer's existing Service Order Form executed 10/06/03. This contract term will expire on 5/14/05. The terms of this Service Order include the following:

VERIO

[Certain portions of this exhibit have been omitted pursuant to Rule 24b-2 and are subject to a confidential treatment request. Copies of this exhibit containing the omitted information have been filed separately with the Securities and Exchange Commission. The omitted portions of this document are marked with a ***.]

An NTTCommunications Company	Access Attachment

1. Services to be provided are:
Location1 : Los Angeles: ***Mpbs @ 707 Wilshire (POP ID lsanca01)
Location2: Los Angeles: *** connections that will be provisioned in the most effective manner possible for both the customer and
Verio - *** Mbps at 1200 West 7th (POP ID lsanca16)
Location3: Ashburn, VA: *** Mpbs at 21711 Filigree Ct. POP ID (asbnva01)
Customer commits to *** Mbps burstable to *** Mbps across the multiple connections. This pricing will be in effect as of 2/1/04, but for the benefit of doubt, usage is billed in arrears and thus the invoice received by Customer in February will reflect Customer's January usage (expected to be approximately $*** total for Internet access charges, including base charges and excess usage charges). There will also be charges for local loop and port fees as set forth in the 10/6/03 service order.

VERIO's ability to provision the Service upgrades will depend upon several factors which Verio cannot control, and therefore the following availability schedule is approximate:
    *** connection into lsanca01 should be available within 60 days of Customer's execution of this Service Order
    *** connection into lsanca16 should be available within 45 days of Customer's execution of this Service Order.
    GigE connection into asbnva01 should be available within 7 days of Customer's requested date

VERIO will work in good faith to complete the Service upgrades quickly and VERIO will provide Services in accordance with the current configuration until above Service upgrades are complete.

2. Any usage by VitalStream in excess of *** Mbps in any given month shall be charged at $***/Mbps.

3. Either party may change Customer's connections to the VERIO network provided the party gives the other at least 30 days prior written notice; and further provided
a) with regard to Customer's requested change, i) Customer maintains its *** Mbps monthly minimum commitment and ii) VERIO determines, in its sole discretion, that it has the capacity to accommodate Customer's requested changes
b) with regard to VERIO's requested change, connection will be provided in a different location from those through which VERIO provides the Services to Customer but which connection is of similar kind, quality, size and capacity to the connection being replaced.
Customer will execute a revised Service Order Form which specifies the revised order.

4. a) Customer will pay the monthly port charge fee of $*** for the new L.A. connection at 707 Wilshire. Verio will pay the setup fees for this upgrade ($***).
b) Verio will add *** connections that will be provisioned in the most effective manner possible for both the customer and Verio in place of Customer's existing *** LA connection at 1200 West 7th. Customer will pay the monthly port charge fee of $*** for this connection.
c) Customer will pay the monthly port fee of $***/month in Ashburn.

5. Customer shall be billed on an aggregated basis across all locations for its monthly minimum commitment of *** Mbps and for its excess usage. Customer will be billed for excess usage based off the standard 95th percentile rule: VERIO will sample Customer bandwidth utilization every five (5) minutes. At the end of the month, all samples from the month will be organized from highest to lowest. The top 5% of samples are then discarded, and Customer will be billed based on the next highest reading. If it is a partial month, VERIO will bill based off the standard 95th percentile rule for the samples captured during that partial period.

6. This Service Order Form shall be governed by the existing Internet Access Agreement between VERIO (also referred to as NTT/VERIO) and Customer dated August 30, 2002. Section 5 of the Internet Access Agreement is amended to add the following sentence after the 4th sentence:"NTT/VERIO will, to the extent it determines (in its sole discretion) that such actions are practicable and legally permissible, attempt to notify Customer prior to taking any allowed preventative or corrective action."

7. This Service Order Form does not supersede any provisions of the Settlement Agreement dated July 16, 2003 between VERIO and Customer, except for section 5A of such Settlement Agreement, which Section 5A is superseded in its entirety by the provisions of this Service Order Form.